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                                                                    Exhibit 99.2


                                PLEDGE AGREEMENT


       PLEDGE AGREEMENT, dated as of January 8, 2001, made by Mail.com, Inc., a Delaware corporation ("Mail.com"), and World.com, Inc., a Nevada corporation ("World.com"; Mail.com and World.com are collectively referred to herein as the "Pledgor"), in favor of the holders from time to time of Notes referred to below (the "Holders"), the Holders and The Clark Estates, Inc., a New York corporation, as collateral agent on behalf of the Holders (the "Collateral Agent"). All obligations of Pledgor hereunder shall be joint and several obligations of Mail.com and World.com. Capitalized terms used herein that are defined in the Note Purchase Agreement (as defined below) shall have the respective meanings ascribed to them in the Note Purchase Agreement.

                              W I T N E S S E T H:

       WHEREAS, Mail.com, among others, has entered into a Note Purchase Agreement, dated as of the date hereof, with the Purchasers of Notes named therein (the "Note Purchase Agreement") pursuant to which the Purchasers purchased or will purchase up to $15,000,000 Senior Convertible Notes due January 5, 2006, issued by Mail.com, Mail.com Business Messaging Services, Inc. and The Allegro Group, Inc.; and

       WHEREAS, the Pledgor is the legal and beneficial owner of the shares of capital stock (the "Pledged Shares") described in Schedule I hereto and issued by India.com, Inc., a New Jersey corporation ("India.com"); and

       WHEREAS, it is a condition precedent under the Note Purchase Agreement to the Purchasers' respective obligations to purchase the Notes that the Pledgor shall have made the pledge contemplated by this Agreement;

       NOW, THEREFORE, in consideration of the premises and in order to induce the Holders to purchase the Note, the Pledgor hereby agrees with the Holders as follows:

       SECTION 1. Pledge. The Pledgor hereby pledges to the Holders, and grants to the Holders a security interest in, the following (the "Pledged Collateral"):

              (i)    all of the Pledged Shares;

             (ii)    the certificates representing the Pledged Shares;

            (iii) all dividends, cash, instruments and other property, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

             (iv) all of the shares which may be issued to the Pledgor by India.com free of consideration or subscribed to by the Pledgor as a result of increase in the capital stock of India.com; and

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       (v) all proceeds and products of the foregoing.

       SECTION 2. Security for Obligations. This Agreement secures and the Pledged Collateral is security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all of the Companies' obligations under the Note Purchase Agreement and the Notes and and the Pledgor's obligations under this Agreement, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, AND WHETHER OR NOT AN ALLOWABLE CLAIM AGAINST THE COMPANIES OR ANY OTHER PARTY UNDER THE U.S. BANKRUPTCY CODE OR OTHERWISE ENFORCEABLE AGAINST ANY SUCH PERSON, AND INCLUDING, IN ANY EVENT, INTEREST AND OTHER LIABILITIES ACCRUING OR ARISING AFTER THE FILING BY OR AGAINST ANY SUCH PERSON OF A PETITION UNDER THE U.S. BANKRUPTCY CODE OR THAT WOULD HAVE SO ACCRUED OR ARISEN BUT FOR THE FILING OF SUCH A PETITION (all such obligations being, for purposes of this Agreement, the "Secured Obligations").

       SECTION 3. Delivery of Pledged Collateral; Legal Opinion, etc. (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to the Collateral Agent, and held by the Collateral Agent at One Rockefeller Plaza, 31st Floor, New York, NY 10020, on behalf of the Holders pursuant hereto.

       (b) Pledgor agrees to execute and deliver to the Collateral Agent (i) stock powers, undated and appropriately endorsed in blank, with respect to the Pledged Shares and (ii) such other documents of transfer as may from time to time be reasonably requested on behalf of the Holders to enable the Collateral Agent to transfer, after the occurrence and during the continuance of a default in the performance or observance of the Secured Obligations, the Pledged Collateral into its name or the name of its nominee (all of the foregoing are hereinafter collectively referred to as the "Powers"). Pledgor shall cause its counsel to deliver an opinion in form and substance satisfactory to the Holders, dated the date of the Closing from counsel for the Pledgor covering such matters as the Holders may reasonably request (and Pledgor hereby instructs its counsel to deliver such opinion to you).

       (c) Collateral Agent. The Collateral Agent, the Holders and the Pledgor hereby agree that the Collateral Agent shall act as agent, bailee and custodian for the benefit of the Holders with respect to the Pledged Collateral. The Collateral Agent, the Holders and the Pledgor hereby further agree that the Collateral Agent shall maintain and hold all Pledged Collateral at any time delivered to it as agent, bailee and custodian for the benefit of the Holders. The Collateral Agent, the Holders and the Pledgor acknowledge and agree that the Collateral Agent is acting and will act with respect to the Pledged Collateral for the benefit of the Holders and is not, and shall not at any time in the future be, with respect to the Pledged Collateral, in any manner or to any extent, subject to the direction or control of the Pledgor. The Collateral Agent agrees to act in accordance with this Agreement and in accordance with any written instructions from the holders of a majority in principal amount outstanding of the Notes (the "Majority Holders"). Under no circumstances shall the Collateral Agent deliver possession of Pledged Collateral to the Pledgor or any other person, or otherwise release any Pledged Collateral from the security interest created

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       hereby, except in accordance with the written instruction of the Majority
       Holders or in accordance with the terms of this Agreement.

              (d) Books and Records. The Collateral Agent shall make appropriate notations in its books and records to reflect that the Pledged Collateral has been delivered to it and is held by the Collateral Agent for the benefit of the Holders.

              (e) Fees and Expenses of Collateral Agent. The Collateral Agent shall notify the Pledgor of all fees, expenses and charges of the Collateral Agent arising out of the Collateral Agent's execution and performance of its duties and obligations under this Agreement, which fees shall be as set forth on Schedule II attached hereto, and such reasonable fees, expenses and charges shall be paid promptly by the Pledgor or, if already paid by the Collateral Agent, the Pledgor promptly shall reimburse the Collateral Agent therefor. In the event that the Pledgor fails promptly to pay, or reimburse the Collateral Agent for payment of, such reasonable fees, expenses and charges, the Holders shall, upon request by the Collateral Agent, promptly pay, or reimburse the Collateral Agent for payment of, such reasonable fees, expenses and charges, and all amounts so paid or reimbursed by the Holders shall be payable by the Pledgor under Section 12 hereof and constitute Secured Obligations secured hereby. The Collateral Agent may employ, upon notice to the Pledgor at the Pledgor's expense, such legal counsel and other experts as it reasonably deems necessary in connection with performing its duties and obligations under this Agreement, and shall be fully protected in relying upon the advice of such counsel and other experts as are reasonably selected by it.

              (f) Removal or Resignation of Collateral Agent. The Majority Holders may, at any time, remove and discharge the Collateral Agent from the performance of its duties under this Agreement. In addition, the Collateral Agent may, at any time, effective upon 90 days' prior written notice to the Pledgor and the Holders and the appointment of a successor Collateral Agent, terminate its agreement to act as the Collateral Agent hereunder. Upon the effective date of any such termination, the Collateral Agent shall promptly deliver the Pledged Collateral then held by it or its agents to the successor Collateral Agent, the Holders or to such person or entity as the Holders may direct in writing and shall execute and deliver such notices, instructions and assignments as may be reasonably necessary or desirable to transfer the rights of the Collateral Agent with respect to the Pledged Collateral to the successor Collateral Agent.

              (g) Exculpation; Indemnification. (i) The Collateral Agent hereby accepts the agency created in this Agreement. Except as otherwise expressly required by this Section 3(g), the Collateral Agent shall not have any duty or liability with respect to the administration or investment of any property or the payment of income or principal to the Holders or the Pledgor, and no implied obligations shall be inferred from this Agreement.

       The Collateral Agent shall not be personally liable under any circumstances, except for its own willful misconduct or gross negligence. In particular, but not by way of limitation, the Holders and the Pledgor agree that:

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                            (1)    The Collateral Agent shall not be personally
                                   liable for any error of judgment made in good faith by an officer of the Collateral Agent;

                            (2) No provision of this Agreement shall require the Collateral Agent to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Collateral Agent shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                            (3) Under no circumstances shall the Collateral Agent be personally liable for the payment of any interest on any money or the Pledged Collateral held by it hereunder, except as otherwise agreed by the Collateral Agent;

                            (4) The Collateral Agent shall not be personally responsible for or in respect of the validity, value, genuineness or collectability of the Pledged Collateral or any other property, the validity or sufficiency of this Agreement, the correctness of the recitals contained herein or for the due execution hereof by the Pledgor or the Holders;

                            (5) The Collateral Agent shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Collateral Agent may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Collateral Agent may for all purposes hereof rely on a certificate, signed by the Majority Holders, as to such fact or matter, and such certificate shall constitute full protection to the Collateral Agent for any action taken or omitted to be taken by it in good faith in reliance thereon;

                            (6) In the exercise or administration of the agency hereunder, the Collateral Agent (A) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Collateral Agent shall not be liable for the default or misconduct of such agents or attorneys if such

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                                   agents or attorneys shall have been selected
                                   by the Collateral Agent in good faith and (B) may consult with counsel, accountants and other skilled persons to be selected in good faith and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons;

                            (7) The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral shall be to deal with them in a similar manner as the Collateral Agent deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Collateral Agent under this Agreement;

                            (8) At any time the Collateral Agent may request instructions in writing from the Holders and the Collateral Agent shall not be liable with respect to any act or omission in accordance with the instructions of the Majority Holders or for refusing to take any action without such instructions;

                            (9) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence or nonoccurrence of any act or event unless the Collateral Agent shall have received notice thereof from a Holder specifying that it is being given under this subsection (9); and

                           (10) Except as expressly provided in this Section 3(g), in accepting and performing the agency hereby created the Collateral Agent acts solely as agent hereunder and not in its individual capacity.

       (ii) The Pledgor shall indemnify and hold the Collateral Agent harmless from and against any and all loss, liability, damage or expense (including, without limitation, reasonable attorneys' fees and expenses) that the Collateral Agent may suffer or incur in connection with the entering into and performance of its obligations under this Agreement, (except to the extent such loss, liability, damage or expense arises from the gross negligence or willful misconduct of the Collateral Agent). The Holders agree to indemnify the Collateral Agent (to the extent not reimbursed by the Pledgor) for all obligations subject to indemnification hereunder. If the Pledgor fails to perform its obligations under this
       Section 3(g), the Holders shall, upon request by the Collateral Agent, perform such obligations, and all expenses incurred by the Holders in connection therewith shall be payable by the Pledgor under Section 12 hereof and constitute Secured Obligations secured hereby.

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 SECTION 4.    Representations and Warranties. The Pledgor makes the following representations:

       (a) The Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

       (b) The Pledgor has taken all actions and obtained all consents or approvals necessary to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

       (c) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, or require the consent or approval of or filing with any person or entity (other than consents and approvals which will have been obtained and filings which will have been made at or prior to the date hereof) under, (i) the articles of incorporation or by-laws of the Pledgor, or (ii) any award of any arbitrator or any contract, agreement, undertaking, lease, indenture, mortgage, instrument, order, judgment, decree, statute, law, rule or regulation to which the Pledgor is party or by which it or any of its properties or assets is subject, or result in the imposition of a lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest or other encumbrance (collectively, a "Lien") on any properties or assets of the Pledgor, except for the Lien created by this Agreement.

       (d) This Agreement has been duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

       (e) The Pledged Shares (i) have been duly authorized and validly issued; and (ii) are fully paid and non-assessable.

       (f) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, except (a) for the Lien and security interest created by this Agreement, (b) restrictions on resale under Federal and state securities laws, (c) restrictions and obligations contained in the India.com Investors Rights Agreement dated September 13, 2000 by and among Pledgor and the Investors named therein (the "Investors Rights Agreement") and the Exchange Agreement dated September 13, 2000 by and among Mail.com and the Investors under the Investors Rights Agreement (the "Exchange Agreement") and
(d) up to 3,000,000 of the Pledged Shares held by Mail.com are subject to options granted to employees of Mail.com (the "Mail.com Employee Options"). The Mail.com Employee Options are subject to vesting requirements and are subject to forfeiture in certain circumstances.

       (g) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of all of the Secured Obligations. Notwithstanding such first priority security interest, the Pledged Shares remain subject to the restrictions contained in the Investors Rights Agreement and the Exchange Agreement. The security interest granted herein in such

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       number of Pledged Shares as are subject to Pledgor's obligation to contribute to India.com a portion of the shares of India.com held by Mail.com upon certain adjustments to the conversion price of the outstanding Series A Exchangeable Convertible Preferred Stock of India.com shall be released if necessary in order to permit Pledgor to satisfy its obligations under the Exchange Agreement. The security interest granted herein in such number of Pledged Shares as are subject to the Mail.com Employee Options shall be released upon the exercise or other disposition of such options to the extent necessary to satisfy Mail.com's obligations with respect to such Mail.com options.

       (h) All representations and warranties contained herein shall survive the execution and delivery hereof.

       SECTION 5. Further Assurances, Etc. (a) The Pledgor agrees that at any time and from time to time, at the cost and expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that the Majority Holders or the Collateral Agent may reasonably request in order to perfect and protect the Lien and security interest granted hereby or to enable the Holders or the Collateral Agent to exercise and enforce their respective rights and remedies hereunder with respect to any Pledged Collateral.

       (b) The Pledgor agrees to defend the title to the Pledged Collateral and the Lien thereon and security interest therein of the Holders against the claim of any other person or entity and to maintain and preserve such Lien and security interest until payment in full of all of the Secured Obligations.

       SECTION 6.    Voting Rights; Dividends; Etc.

       (a) As long as no Event of Default shall have occurred and be continuing (or, in the case of subsection (a)(i) of this Section 6, as long as no notice of a continuing Event of Default shall have been given by the Majority Holders to the Pledgor):

              (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note Purchase Agreement;

              (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, other than any and all

                            (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                            (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection

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                                   with a reduction of capital, capital surplus
                                   or paid-in surplus, and

                            (c) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral,

                     all of which shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Holders, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

              (iii) The Holders and the Collateral Agent shall, at the Pledgor's expense, execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments (including, without limitation, a certificate of the Collateral Agent with respect to the identification and holding of the Pledged Shares in its possession) as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph
                     (ii) above.

       (b)    Upon the occurrence and during the continuance of an Event of
Default:

              (i) Upon notice by the Majority Holders to the Pledgor and the Collateral Agent, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease, and all such rights shall thereupon become vested in the Holders who shall thereupon have the sole right to exercise such voting and other consensual rights.

              (ii) All rights of the Pledgor to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Holders who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends.

              (iii) All dividends which are received by the Pledgor contrary to the provisions of paragraph (ii) of this Section 6(b) shall be received in trust for the benefit of the Holders, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

              (iv) The Pledgor shall, if necessary to permit the Holders to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above and to receive all dividends and distributions which it may

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                     be entitled to receive under Section 6(b)(ii) above,
                     execute and deliver to the Holders, from time to time and upon written notice of the Majority Holders, appropriate proxies, dividend payment orders and other instruments as the Holders may reasonably request. The foregoing shall not in any way limit the Holders' power and authority granted pursuant to Section 8 hereof.

              (v) Until the Secured Obligations have been paid in full, the Pledgor shall provide the Holders and the Collateral Agent with a copy of the notice of call regarding any ordinary or extraordinary shareholders' meeting of India.com promptly after the Pledgor's receipt of such notice.

      SECTION 7. Transfers and Other Liens. Subject to the rights of the Holders to be prepaid out of the net proceeds thereof as provided in the Note Purchase Agreement, prior to an Event of Default the Pledgor may sell, transfer or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral. Upon any such disposition, the Pledgor shall cause the net proceeds thereof to be immediately deposited with the Collateral Agent as collateral for the Secured Obligations. So long as no Event of Default has occurred and is continuing and after application of such net proceeds to any required prepayment under the Note Purchase Agreement, such proceeds shall be released to the Pledgor. Except as provided above in this Section 7 and except as contemplated in Section 4, the Pledgor shall not create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien and the security interest created pursuant to this Agreement.

      SECTION 8. Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably constitutes and appoints the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the discretion of the Majority Holders, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Majority Holders reasonably may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution or payment in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(b) hereof. The Pledgor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full. To induce any third Person to act under this Section 8, the Pledgor hereby agrees that any third Person receiving a duly executed copy or facsimile of this Agreement may act under this Section 8 without any investigation or other action, including any determination of directions of the Majority Holders, and that the termination of this Section 8 shall be ineffective as to such third Person unless and until actual notice or knowledge of such termination shall have been received by such third Person, and the Pledgor, on behalf of itself and its successors and assigns, hereby agrees to indemnify and hold harmless any such third Person from and against any and all claims that may arise against such third Person by reason of such third Person having relied on the provisions of this Section 8.

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       SECTION 9.    Collateral Agent May Perform. If the Pledgor fails to
perform any agreement contained herein, the Majority Holders may authorize the Collateral Agent itself to perform, or cause the performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 12 hereof and constitute Secured Obligations secured hereby.

       SECTION 10. Reasonable Care. The Holders and the Collateral Agent shall each be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Holders or the Collateral Agent, respectively, accords its own property, it being understood that neither the Holders nor the Collateral Agent shall have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Holders or the Collateral Agent has or is deemed to have knowledge of any such matter, or (ii) taking any necessary steps to preserve rights against any person or entity with respect to any Pledged Collateral.

       SECTION 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

       (a) The Holders may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Majority Holders may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Holders or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Holders may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Holders shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Majority Holders may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Holders arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Holders accept the first offer received and does not offer such Pledged Collateral to more than one offeree.

       (b) Any cash held by the Holders or Collateral Agent as Pledged Collateral and all cash proceeds received by the Holders in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied:

       First, to the payment of the costs and expenses of such sale, including, without limitation, reasonable expenses of the Holders, the Collateral Agent and their respective agents to the extent permitted under the Note Purchase Agreement and hereunder, including the reasonable fees and expenses of counsel for the Holders, and all expenses, liabilities and

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       advances made or incurred by the Holders to the extent permitted under the Note Purchase Agreement and hereunder, the Collateral Agent and their respective agents in connection therewith or pursuant to Section 9 hereof;

       Second, to the Collateral Agent for any fees or other Secured Obligations owing to the Collateral Agent in its capacity as such;

       Third, to the Holders, for the payment in full of the Secured Obligations; and

       Finally, after payment in full of all of the Secured Obligations, to the payment to the Pledgor (by wire transfer to the account set forth in the Note Purchase Agreement or such other account specified by the Pledgor), or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

       SECTION 12. Expenses. The Pledgor will upon demand pay to the Holders the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of one counsel for all of the Holders, which the Holders may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Holders and the Collateral Agent, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

       SECTION 13. Security Interest Absolute. All rights of the Holders and the Collateral Agent and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute, unconditional and irrevocable irrespective of:

              (i) any lack of validity or enforceability of any provision of the Note Purchase Agreement, the Note or any other agreement or instrument relating thereto;

             (ii) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Secured Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Note Purchase Agreement;

            (iii) any exchange, release or non-perfection of any Lien on any other collateral; or

             (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a borrower or a pledgor.

       SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Majority Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, except that any such amendment or waiver which affects the rights or obligations of the Collateral Agent hereunder must also be signed by the Collateral Agent.

       SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing, and mailed, telecopied or delivered by hand or express courier:

       If to the Pledgor, to:


              Mail.com, Inc.
              World.com, Inc.
              c/o Mail.com, Inc.
              Suite 660
              11 Broadway
              New York, NY 10004
              Attention: Thomas Murawski

              with a copy to David Ambrosia at the same address:


       If to the Holders, to:


              Federal Partners, L.P.
              One Rockefeller Plaza
              31st Floor
              New York, NY 10020
              Attention: Stephen M. Duff


       and

       Zesiger Capital Group LLC
       320 Park Avenue
       New York, NY 10022

              with a copy to:


              Robin Spear, Esq.
              Pillsbury Winthrop LLP
              One Battery Park Plaza
              New York, NY 10004

       If to the Collateral Agent, to:
              The Clark Estates, Inc.
              One Rockefeller Plaza
              31st Floor
              New York, NY 10020
              Attention: Stephen M. Duff

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective seven days after having been deposited in the mails, or upon having been telecopied with confirmation of receipt, or delivered by hand or express courier to the addressee or its agent, respectively.

       SECTION 16. Continuing Security Interest; Release of Security Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Holders and its successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the Pledgor shall be entitled to the return of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and the Collateral Agent shall so return such Pledged Collateral. Notwithstanding the foregoing, (a) the Collateral Agent shall release on behalf of the Holders the security interest in the Pledged Collateral and the Pledgor shall be entitled to the return of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, (I) upon a sale, transfer or other disposition of the Pledged Collateral as permitted under this Agreement and the prepayment of Notes as become subject to prepayment in accordance with the Note Purchase Agreement, or
(II) the Company shall raise at least $35 million in cash proceeds from the sale of assets (including the Pledged Collateral) or from the issuance of additional debt (other than Purchase Money Indebtedness or Acquired Debt) or equity financings on or before April 30, 2001 and (b) the Collateral Agent shall release on behalf of the Holders the security interest granted herein in such number of Pledged Shares (I) as are subject to Pledgor's obligation to contribute to India.com a portion of the shares of India.com held by Pledgor upon certain adjustments to the conversion price of the outstanding Series A Exchangeable Convertible Preferred Stock of India.com if necessary in order to permit Pledgor to satisfy its obligations under the Exchange Agreement and (II) as are subject to the Mail.com Employee Options upon the exercise or other disposition of such options to the extent necessary to satisfy Mail.com's obligations with respect to such Mail.com options.

       SECTION 17. Continuance and Acceleration of Secured Obligations Upon Certain Events. If:

(a) any Event of Default that the Note Purchase Agreement states is to result in the automatic acceleration of any Secured Obligations shall occur;

(b) any injunction, stay or the like that enjoins any acceleration, or demand for the payment, observance or performance, of any Secured Obligations that would otherwise be required or permitted under the Transaction Agreements shall become effective; or

(c) any Secured Obligations shall be or be determined to be or become discharged, disallowed, invalid, illegal, void or otherwise unenforceable (whether by operation of any present or future law or by order of any court or governmental agency);

then (i) such Secured Obligations shall, for all purposes of this Agreement, be deemed (A) in the case of clause (c), to continue to be outstanding and in full force and effect notwithstanding the unenforceability thereof and (B) if such is not already the case, to have thereupon become immediately due and payable and to have commenced bearing interest at 12% per annum and (ii) the Holders may, with respect to such Secured Obligations, exercise all of the rights and remedies under this Agreement that would be available to them during an Event of Default.

       SECTION 18. Recovered Payments.

The Secured Obligations shall be deemed not to have been paid, observed or performed, and the Pledgor's obligations under the Transaction Agreements in respect thereof shall continue and not be discharged, to the extent that any payment, observance or performance thereof by the Companies or any guarantor, or out of the proceeds of any other collateral, is recovered from or paid over by or for the account of the Holders for any reason, including as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Secured Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any court or governmental agency, by any plan of reorganization or by settlement or compromise by the Holders (whether or not consented to by the Companies, the Pledgor or any guarantor) of any claim for any such recovery or payment over. The Pledgor hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be obligated hereunder with respect to any Secured Obligations whenever such a recovery or payment over occurs.

       SECTION 19. Evidence of Secured Obligations.

The records of the Holders shall be conclusive evidence of the Secured Obligations, and of all payments, observances and performances in respect thereof, absent manifest error.

       SECTION 20. Binding Nature of Certain Adjudications.

The Pledgor shall be conclusively bound by the adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way related to, any of the Secured Obligations, and by a judgment, award or decree entered therein.

       SECTION 21. Subordination of Rights Against the Borrower, Guarantors and other Collateral.

All rights that the Pledgor may at any time have against the Companies, any guarantor or any other collateral for the Secured Obligations (including rights of subrogation, exoneration, reimbursement and contribution and whether arising under applicable law or otherwise) in any way arising out of, related to, or connected with, (i) the Pledgor's grant of a security interest in the Pledged Collateral or its other obligations under the Transaction Agreements, (ii) any obligation of contribution the Pledgor may have, or (iii) any sale or other disposition of the Pledged Collateral by the Holders or the payment or performance by the Pledgor of any obligation referred to in clause (i) or (ii), are hereby expressly subordinated to the prior payment, observance and performance in full of the Secured Obligations. The Pledgor shall not enforce any of the rights, or attempt to obtain payment or performance of any of the obligations, subordinated pursuant to this Section 21 until the Secured Obligations have been paid, observed and performed in full, except that such prohibition shall not apply to routine acts, such as the giving of notices and the filing of continuation statements, necessary to preserve any such rights. If any amount shall be paid to or recovered by the Pledgor (whether directly or by way of setoff, recoupment or counterclaim) on account of any right or obligation subordinated pursuant to this Section 21, such amount shall be held in trust by the Pledgor for the benefit of the Holders, not commingled with any of the Pledgor's other funds and forthwith paid over to the Collateral Agent, in the exact form received, together with any necessary endorsements, to be applied and credited against, or held as security for, the Secured Obligations.

       SECTION 22. Governing Law; Severability Terms. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. Unless otherwise defined herein or in the credit agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code as in effect in the State of New York are used herein as therein defined.

       SECTION 23. Submission to Jurisdiction; Service of Process. (a) The Pledgor agrees that any action or proceeding brought by the Holders or the Collateral Agent in connection with this Agreement may be brought (and any action or proceeding brought by the Pledgor against the Holders or the Collateral Agent in connection herewith shall exclusively be brought) in the courts of the State of New York sitting in the Borough of Manhattan or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding by the Holders or the Collateral Agent in such non-exclusive jurisdictions.

       (b) The Pledgor hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, NY 10019, United States of America, as its agent to receive on its behalf service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. The Pledgor irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to it at its address set forth in
       Section 15 of this Agreement or to the Process Agent at its address specified above.

       SECTION 24. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

       IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.


                                   MAIL.COM, INC.


                                   By: /s/ Thomas Murawski
                                      ------------------------------------------
                                       Thomas Murawski
                                       Chief Executive Officer

                                   WORLD.COM, INC.


                                   By  /s/ Gary Millin
                                     -------------------------------------------
                                       Gary Millin
                                       Chief Executive Officer

                                    THE CLARK ESTATES, INC., as Collateral Agent on behalf of the Holders


                                   By: /s/ Kevin S. Moore
                                      ------------------------------------------
                                       Name:  Kevin S. Moore
                                       Title: President

                                NATIONAL FEDERATION OF INDEPENDENT BUSINESS
                                  EMPLOYEE PENSION TRUST
                                PUBLIC EMPLOYEE RETIREMENT SYSTEM OF IDAHO
                                CITY OF MILFORD PENSION & RETIREMENT FUND
                                CITY OF STAMFORD FIREMEN'S PENSION FUND
                                THE JENIFER ALTMAN FOUNDATION
                                ASPHALT GREEN, INC.
                                DEAN WITTER FOUNDATION
                                LAZAR FOUNDATION
                                ROANOKE COLLEGE
                                A. CAREY ZESIGER
                                ALEXA ZESIGER CARVER
                                BUTLER FAMILY LLC

                                DAVID ZESIGER
                                HBL CHARITABLE UNITRUST
                                ANDREW HEISKELL
                                HELEN HUNT
                                JEANNE L. MORENCY
                                PSYCHOLOGY ASSOCIATES
                                PETER LOORAM
                                MARY C. ANDERSON
                                MURRAY CAPITAL, LLC
                                THE MEEHAN INVESTMENT PARTNERSHIP I, L.P.
                                DOMENIC J. MIZIO
                                MORGAN TRUST CO.OF THE BAHAMAS LTD. AS
                                  TRUSTEE U/A/D 11/30/93
                                NICOLA Z. MULLEN
                                SUSAN URIS HALPERN
                                THEEUWES FAMILY TRUST, FELIX THEEUWES
                                  TRUSTEE WILLIAM B. LAZAR
                                WELLS FAMILY LLC
                                ALBERT L. ZESIGER
                                BARRIE RAMSAY ZESIGER
                                DONALD AND DAN-THANH DEVIVO
                                JOHN J. & CATHERINE H. KAYOLA
                                WOLFSON INVESTMENT PARTNERS LP

                                By: ZESIGER CAPITAL GROUP, LLC, as attorney in
                                       fact

                                By: /s/ Albert Zesiger
                                   ---------------------------
                                Albert Zesiger
                                Managing Director

                                FEDERAL PARTNERS, L.P.

                                By: Ninth Floor Corporation, its general partner


                                By /s/ Kevin S. Moore
                                   ---------------------------
                                Kevin S. Moore
                                President